UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2013

Landmark Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101 Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 237-1335

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Landmark Apartment Trust of America, Inc. (the “Company”) hereby amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 9, 2013 and the Current Report on Form 8-K filed with the SEC on October 22, 2013 to provide the required financial information relating to the acquisition of the multifamily apartment communities known as Woodland Trace, Grayson Park, and Lancaster Place described in such reports. Additionally, as disclosed in the Current Report on Form 8-K filed on August 22, 2013, the Company completed the acquisition of the multifamily apartment properties known as Ocean Breeze, Savoy Square and Grand Arbor, and the Company has provided herein the financial information relating to the completion of such properties.

While the acquisition of any of these properties was individually insignificant for purposes of the reporting requirements of Form 8-K and Rule 3-14, and the acquisition of any one of the properties was not conditioned upon the acquisition of the other properties, these properties are related properties, which are significant in the aggregate. A description of the properties is set forth below (in thousands):

Property Description	Date Acquired	Purchase Price	Gross Leasable Area(1)	Year Built
Savoy Square	August 16, 2013	$10,000	196,047	1970
Ocean Breeze	August 16, 2013	$9,400	174,175	1985
Grand Arbor	August 20, 2013	$22,750	313,910	1968
Woodland Trace	October 3, 2013	$26.800	326,856	1988
Grayson Park	October 3, 2013	$32,000	334,584	1987
Lancaster Place	October 16, 2013	$18,000	275,736	2007/2008

(1)	Gross Leasable Area represents total rentable square feet.

After a reasonable inquiry, the Company is not aware of any other material factors relating to these properties that would cause the reported financial information not to be necessarily indicative of future operating results. The Company and its operations are, however, subject to a number of risks and uncertainties. For a discussion of such risks, see the risks identified in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 under Item 1A Risk Factors and in the other reports filed by the Company with the SEC.

Item 9.01 Financial Statements and Exhibits

		Page
(a)	Financial Statements of Properties Acquired	2
	Independent Auditor’s Report

	Combined Statement of Revenues and Certain Expenses for the Six Months Ended June 30, 2013 (unaudited) and the Years Ended December 31, 2012, 2011 and 2010 (audited)	3

	Notes to Combined Statement of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2012 (unaudited) and the Years Ended December 31, 2012, 2011 and 2010 (audited)	4

(b)	Pro Forma Financial Information	6
	Pro Forma Consolidated Balance Sheet for the Six Months Ended June 30, 2013
	Pro Forma Consolidated Statement of Comprehensive Loss for the Six Months Ended June 30, 2013 (unaudited)
	Pro Forma Consolidated Statement of Comprehensive Loss for the Year Ended December 31, 2012 (unaudited)
	Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2011 (unaudited)
	Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2010 (unaudited)

(c)	Shell Company Transactions
	None.

(d)	Exhibits

Exhibit Number	Name

23.1	Consent of Joel Sanders & Company, PA, Independent Registered Public Accounting Firm

JOEL SANDERS & COMPANY, P.A.

CERTIFIED PUBLIC ACCOUNTANTS

1301 SHOTGUN ROAD

WESTON, FLORIDA 33326

MEMBER: AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS	TEL: (954) 916-2000 FACSIMILE: (954) 916-2012 EMAIL: jscpal@msn.com	MEMBER: FLORIDA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders of Landmark Apartment Trust of America, Inc.

We have audited the accompanying combined statements of revenues and certain expenses of Landmark at Savoy Square, LLC, Landmark at Ocean Breeze, LLC, Meredith Partners, LLC, Landmark at Woodland Trace, L.P., Landmark at Grayson Park, L.P., and Landmark at Lancaster, LLC (the “Properties”) for each of the three years in the period ended December 31, 2012.

Management’s Responsibility for the Statements of Revenue and Certain Expenses

Management is responsible for the preparation and fair presentation of the combined statements of revenue and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined statements of revenue and certain expenses that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the combined statements of revenue and certain expenses based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statements of revenue and certain expenses are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined statements of revenue and certain expenses. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the combined statements of revenue and certain expenses, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Properties’ preparation and fair presentation of the combined statements of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined statements of revenue and certain expenses. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined statements of revenue and certain expenses referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Properties for each of the three years in the period ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1, the accompanying combined statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Landmark Apartment Trust of America, Inc.) and are not intended to be a complete presentation of the Properties’ revenue and expenses. Our opinion is not modified with respect to this matter.

CERTIFIED PUBLIC ACCOUNTANTS

December 18, 2013

Weston, Florida

CONTRIBUTED PROPERTIES

COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND FOR THE YEARS ENDED

DECEMBER 31, 2012, 2011 AND 2010

(In thousands)

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Revenues:
Rental income	$6,684	$11,628	$3,833	$2,178
Other property income	890	1,485	426	259

Total revenues	7,574	13,113	4,259	2,437

Certain expenses:
Administrative and marketing	858	1,460	411	188
Insurance	304	516	140	50
Personnel	847	1,555	580	297
Real estate taxes	644	1,114	202	140
Repairs and maintenance	558	799	247	139
Utilities	955	1,764	688	281

Total expenses	4,166	7,208	2,268	1,095

Revenues in excess of certain expenses	$3,408	$5,905	$1,991	$1,342

The accompanying notes are an integral part of these

combined statements of revenues and certain expenses.

CONTRIBUTED PROPERTIES

NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NOTE 1 – Basis of Presentation

Presented herein are the combined statements of revenues and certain expenses related to the operations of Landmark at Savoy Square, LLC, a 182-unit apartment community located in Clearwater, Florida, Landmark at Ocean Breeze, LLC, a 224-unit apartment community located in Melbourne, Florida, Meredith Partners, LLC, a 297-unit apartment community located in Raleigh, North Carolina, Landmark at Woodland Trace, LP, a 384-unit apartment community located in Casselberry, Florida, Landmark at Grayson Park, LP, a 408-unit apartment community located in Tampa, Florida, and Landmark at Lancaster Place, LLC, a 240-unit apartment community located is Calera, Alabama.

The accompanying combined statements of revenues and certain expenses relate to the Properties and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual operations of the Properties for the six months ended June 30, 2013 and for the years ended December 31, 2012, 2011, and 2010, due to the exclusion of the following: depreciation and amortization, amortization of tangible assets and liabilities not directly related to the future operations.

Because these Properties were acquired from a related party, these Statements have been prepared for the six months ended June 30, 2013 and years ended December 31, 2012, 2011 and 2010.

The accompanying interim combined statement of revenues and certain expenses for the six months ended June 30, 2013 is unaudited. In the opinion of management, the Statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

NOTE 2 – Summary of Significant Accounting Policies

Basis of Accounting

The combined statement of revenues and certain expenses are prepared on the accrual basis of accounting.

Use of Estimates

The preparation of the combined statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company’s rental revenue is obtained from tenants through rental payments as provided for under noncancelable apartment rental contracts. Rental revenues attributable to leases is recorded when due from residents and is recognized monthly as it is earned, which approximates the straight-line basis. Leases entered into between a resident and the Company for the rental of an apartment unit are generally year to year, renewable upon consent of both parties on an annual or monthly basis.

Repairs and Maintenance

Significant improvements, renovations or betterments that extend the economic useful life of the assets are capitalized. Expenditures for repairs and maintenance are expensed as incurred.

NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NOTE 3 – Mortgage Notes Payable

Mortgage notes payable consisted of the following as of December 31, 2012 (in thousands):

5.75% mortgage note payable to bank, monthly payments of principal and interest, maturing February 2014	$5,899

5.75% mortgage note payable to bank, monthly payments of interest only until December 31, 2012, then payments of principal and interest, maturing June 2014	$4,258

6.25% mortgage note payable to bank, monthly payments of interest, maturing April 2015	$16,500

4.28% mortgage note payable to bank, monthly payments of interest only until December 31, 2012, then payments of principal and interest, maturing December 2018	$15,000

4.91% mortgage note payable to bank, monthly payments of principal and interest, maturing April 2015	$16,230

4.10% mortgage note payable to bank, monthly payments of principal and interest, maturing February 2019	$10,635

Total mortgage notes payable	$68,522

NOTE 4 – Subsequent Events

Management has evaluated all events and transactions that occurred after December 31, 2012 through December 18, 2013, the date on which the statements were available and issued, and noted no items requiring adjustments of the statements or additional disclosures.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

For the Six Months Ended June 30, 2013

(In thousands, except for share and per share data)

	Historical
	Landmark Apartment Trust of America, Inc.	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Assets:
Real estate investments:
Operating properties, net	$915,877	$110,264	(a)	$1,026,141
Cash and cash equivalents	3,885	(1,938	)(b)	1,947
Accounts receivable	1,401			1,401
Other receivables due from affiliates	5,537			5,537
Restricted cash	13,792	2,370	(c)	16,162
Goodwill	7,430			7,430
Real estate and escrow deposits	11,705			11,705
Identified intangible assets, net	28,678	9,384	(a)	38,062
Other assets, net	15,485	872	(d)	16,357

Total assets	1,003,790	120,952		1,124,742

Liabilities and equity:
Liabilities:
Mortgage loan payables, net	$516,619	$70,883	(a)(e)	$587,502
Unsecured notes payable to affiliate	10,270			10,270
Unsecured notes payable	500			500
Credit facility	114,262			114,262
Series D cumulative non-convertible redeemable preferred stock with derivative	98,583			98,583
Accounts payable and accrued liabilities	18,871	999	(c)	19,870
Other payables due to affiliates	6,349			6,349
Acquisition contingent consideration	5,807			5,807
Security deposits, prepaid rent and other liabilities	6,840	1,204	(a)(c)	8,044

Total liabilities	778,101	73,086		851,187
Equity:
Stockholders’ equity:
Common stock, $0.01 par value; 300,000,000 shares authorized; 21,786,558 and 20,655,646 shares issued and outstanding as of June 30, 2013 and December 31, 2012, respectively	218			218
Additional paid-in capital	195,895			195,895
Accumulated deficit	(137,899)	111	(f)	(137,788)

Total stockholders’ equity	58,214	111		58,325
Redeemable non-controlling interests in operating partnership	167,475	47,755	(g)	215,230

Total equity	225,689	47,866		273,555

Total liabilities and equity	$1,003,790	$120,952		$1,124,742

Unaudited Pro Forma Consolidated Balance Sheet Adjustments

(a)	Reflects the total purchase price of the properties. The total purchase price is allocated in accordance with ASC 805.
(b)	Reflects cash on hand used as portion of the consideration paid for the acquisition of the properties.
(c)	Reflects lender escrows, accounts payable and accrued liabilities, and security deposits, prepaid rent and other liabilities assumed of the acquired properties.
(d)	Reflects the deferred financing costs associated with obtaining the new debt and assumed debt of the acquired properties.
(e)	Reflects the new debt and assumed debt obtained as a portion of the consideration for the acquisition of the properties.
(f)	Reflects acquisition-related expenses incurred and the pro rated expenses and income obtained as part of the acquisition of the properties.
(g)	Reflects common units of limited partnership interest issued as a portion of the consideration paid for the acquisition of the properties.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS

For the Six Months Ended June 30, 2013

(In thousands, except for share and per share data)

	Historical
	Landmark Apartment Trust of America, Inc.	Contributed Properties	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Revenues:
Rental income	$49,135	$6,684	(1,382	) (a)(b)	$54,437
Other property revenues	6,564	890			7,454
Management fee income	1,593		(177	) (c)	1,416
Reimbursed income	4,677				4,677

Total revenues	61,969	7,574	(1,559)		67,984

Expenses:
Rental expenses	25,356	4,166	(303	) (c)	29,219
Property lease expense	1,553				1,553
Reimbursed expense	4,677				4,677
General, administrative and other expense	6,522				6,522
Acquisition-related expenses	2,640		241	(d)	2,881
Depreciation and amortization	23,758		11,454	(e)	35,212

Total expenses	64,506	4,166	11,392		80,064

Other income/(expense):
Interest expense, net	(16,210)		(1,604	) (b) (f)	(17,814)
Disposition right income	1,231				1,231
Loss on debt and preferred stock extinguishment	(10,220)				(10,220)

Loss from continuing operations before income tax	(27,736)	3,408	(14,555)		(38,883)
Income tax benefit	3,207				3,207

Loss from continuing operations	(24,529)	3,408	(14,555)		(35,676)
Less: Net loss from continuing operations attributable to redeemable non-controlling interests in operating partnership	12,148				19,855

Net loss from continuing operations attributable to common stockholders	$(12,381)	$3,408	$(14,555)		$(15,821)

Other comprehensive income/(loss):
Change in cash flow hedges attributable to redeemable non-controlling interest in operating partnership	(50)				(50)
Change in cash flow hedges	310				310

Comprehensive loss attributable to common stockholders	$(12,121)				$(15,561)

Net loss from continuing operations per share attributable to common stockholders – basic and diluted	$(0.58)				$(0.74)

Weighted average number of common shares outstanding – basic and diluted		21,397,257			21,397,257

Weighted average number of common units held by non-controlling interests – basic and diluted		20,278,027	5,859,531	(g)	26,137,558

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

(a)	Reflects the estimated rental income that would have been recorded due to amortizing the fair market adjustment to above market leases.
(b)	Reflects the pro-rated income and expense items of the acquired properties upon acquisition.
(c)	Reflects the management fee income received from the acquired properties and the management fee expense of the acquired properties that would not have been recognized if we had acquired the properties as of January 1, 2013.
(d)	Reflects acquisition-related expenses incurred as part of the acquisition of the properties.
(e)	Reflects the estimated depreciation and amortization that would have been recorded by the Company based on the depreciable basis of the acquired communities, assuming asset lives ranging from five to forty years, as well as the amortization of the identified intangible values recorded with an estimated useful life of approximately six months.
(f)	Reflects estimated interest expense that would have been recorded to the deferred financing costs, new debt and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.
(g)	Reflects the common units of limited partnership interest issued as a portion of the consideration paid for the acquisition of the properties.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS

For the Year Ended December 31, 2012

(In thousands, except for share and per share data)

	Historical (Audited)
	Landmark Apartment Trust of America, Inc.	Contributed Properties	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Revenues:
Rental income	$57,196	$11,628	(1,382	)(a) (b)	$67,442
Other property revenues	7,521	1,485			9,006
Management fee income	2,645				2,645
Reimbursed income	10,407				10,407

Total revenues	77,769	13,113	(1,382)		89,500

Expenses:
Rental expenses	28,854	7,208	(524	)(c)	35,538
Property lease expense	4,208				4,208
Reimbursed expense	10,407				10,407
General, administrative and other expense	13,029				13,029
Acquisition-related expenses	19,894		242	(d)	20,136
Depreciation and amortization	20,056		13,524	(e)	33,580
Impairment loss	5,397				5,397

Total expenses	101,845	7,208	13,242		122,295

Loss from operations	(24,076)	5,905	(14,624)		(32,795)
Other expense:
Interest expense, net	(17,519)		(3,246	)(b) (f)	(20,765)

Net loss	(41,595)	5,905	(17,870)		(53,560)

Less: Net loss attributable to redeemable non-controlling interests in operating partnership	6,735				17,435

Net loss attributable to common stockholders	$(34,860)	$5,905	$(17,870)		$(36,125)

Other comprehensive income/(loss):
Change in cash flow hedges attributable to redeemable non-controlling interests in operating partnership	50				50
Change in cash flow hedges	(310)				(310)

Comprehensive loss attributable to common stockholders	$(35,120)				$(36,385)

Net income loss per share attributable to common stockholders – basic and diluted	$(1.72)				$(1.78)

Weighted average number of common shares outstanding – basic and diluted	20,244,130				20,244,130
Weighted average number of common units held by non- controlling interests – basic and diluted	3,911,026		5,859,531	(g)	9,770,557

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

(a)	Reflects the estimated rental income that would have been recorded due to amortizing the fair market adjustment to above market leases.
(b)	Reflects the pro-rated income and expense items of the acquired properties upon acquisition.
(c)	Reflects the property management fee expense that would not have been recognized if we had acquired the properties as of January 1, 2012.
(d)	Reflects acquisition-related expenses incurred as part of the acquisition of the properties.
(e)	Reflects the estimated depreciation and amortization that would have been recorded by the Company. based on the depreciable basis of the acquired communities, assuming asset lives ranging from five to forty years, as well as the amortization of the identified intangible values recorded with an estimated useful life of approximately six months.
(f)	Reflects estimated interest expense that would have been recorded to the deferred financing costs, new debt and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.
(g)	Reflects the common units of limited partnership interest issued as a portion of the consideration paid for the acquisition of the properties.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

(In thousands, except for share and per share data)

	Historical (Audited)
	Landmark Apartment Trust of America, Inc.	Contributed Properties	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Revenues:
Rental income	$42,485	$3,833	(1,382	)(a) (b)	$44,936
Other property revenues	5,306	426			5,732
Management fee income	2,865				2,865
Reimbursed income	11,207				11,207

Total revenues	61,863	4,259	(1,382)		64,740
Expenses:
Rental expenses	21,249	2,268	(170	)(c)	23,347
Property lease expense	2,402				2,402
Reimbursed expense	11,207				11,207
General, administrative and other expense	8,198				8,198
Acquisition-related expenses	1,270		242	(d)	1,512
Loss from unconsolidated joint venture	59				59
Depreciation and amortization	13,541		13,524	(e)	27,065
Impairment loss	390				390

Total expenses	58,316	2,268	13,596		74,180

Income/(loss) from operations	3,547	1,991	(14,978)		(9,440)
Other expense:
Interest expense, net	(12,493)		(3,226	)(b) (f)	(15,719)

Net loss	(8,946)	1,991	$(18,204)		(25,159)

Less: Net loss attributable to redeemable non-controlling interests in operating partnership					5,742

Net loss attributable to common stockholders	$(8,946)	$1,991	$(18,204)		$(19,417)

Net income loss per share attributable to common stockholders – basic and diluted	$(0.45)				$(0.98)

Weighted average number of common shares outstanding – basic and diluted	19,812,886				19,812,886
Weighted average number of common units held by non-controlling interests – basic and diluted	0		5,859,531	(g)	5,859,531

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

(a)	Reflects the estimated rental income that would have been recorded due to amortizing the fair market adjustment to above market leases.
(b)	Reflects the pro-rated income and expense items of the acquired properties upon acquisition.
(c)	Reflects the property management fee expense that would not have been recognized if the Company had acquired the properties as of January 1, 2011.
(d)	Reflects acquisition-related expenses incurred as part of the acquisition of the properties.
(e)	Reflects the estimated depreciation and amortization that would have been recorded by the Company based on the depreciable basis of the acquired communities, assuming asset lives ranging from five to forty years, as well as the amortization of the identified intangible values recorded with an estimated useful life of approximately six months.
(f)	Reflects estimated interest expense that would have been recorded to the deferred financing costs, new debt and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.
(g)	Reflects the common units of limited partnership interest issued as a portion of the consideration paid for the acquisition of the properties.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

(In thousands, except for share and per share data)

	Historical (Audited)
	Landmark Apartment Trust of America, Inc.	Contributed Properties	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Revenues:
Rental income	$35,568	$2,178	(1,382	)(a)(b)	$36,364
Other property revenues	4,006	259			4,265
Management fee income	465				465
Reimbursed income	2,082				2,082

Total revenues	42,121	2,437	(1,382)		43,176

Expenses:
Rental expenses	18,871	1,095	(97	)(c)	19,869
Reimbursed expense	2,082				2,082
General, administrative and other expense	1,809				1,809
Acquisition-related expenses	5,394		242	(d)	5,636
Depreciation and amortization	12,861		13,524	(e)	26,385

Total expenses	41,017	1,095	13,669		55,781

Income/(loss) from operations	1,104	1,342	(15,051)		(12,605)
Other expense:
Interest expense, net	(11,869)		(3,226	)(b) (f)	(15,095)

Net loss	(10,765)	1,342	(18,277)		(27,700)

Less: Net loss attributable to redeemable non-controlling interests in operating partnership					6,703

Net loss attributable to common stockholders	$(10,765)	$1,342	$(18,277)		$(20,997)

Net income loss per share attributable to common stockholders – basic and diluted	$(0.59)				$(1.14)

Weighted average number of common shares outstanding – basic and diluted	18,356,824				18,356,824

Weighted average number of common units held by non-controlling interests – basic and diluted	0		5,859,531	(g)	5,859,531

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

(a)	Reflects the estimated rental income that would have been recorded due to amortizing the fair market adjustment to above market leases.
(b)	Reflects the pro-rated income and expense items of the acquired properties upon acquisition.
(c)	Reflects the property management fee expense that would not have been recognized if the Company had acquired the properties as of January 1, 2010.
(d)	Reflects acquisition-related expenses incurred as part of the acquisition of the properties.
(e)	Reflects the estimated depreciation and amortization that would have been recorded by the Company based on the depreciable basis of the acquired communities, assuming asset lives ranging from five to forty years, as well as the amortization of the identified intangible values recorded with an estimated useful life of approximately six months.
(f)	Reflects estimated interest expense that would have been recorded to the deferred financing costs, new debt and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.
(g)	Reflects the common units of limited partnership interest issued as a portion of the consideration paid for the acquisition of the properties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 18, 2013	Landmark Apartment Trust of America, Inc.

	By:	/s/ B. Mechelle Lafon
	Name:	B. Mechelle Lafon
	Title:	Assistant Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Name

23.1	Consent of Joel Sanders & Company, PA, Independent Registered Public Accounting Firm